1 Third Quarter 2017 Earnings Presentation November 10, 2017

2 IMPORTANT INFORMATION This information is current only as of its date and may have changed. We undertake no obligation to update this information in light of new information, future events or otherwise. This information contains certain forecasts and other forward looking information concerning our business, prospects, financial condition and results of operations, and we are not making any representation or warranty that this information is accurate or complete. See “Forward-Looking Information” below. BASIS OF PRESENTATION We are a direct wholly owned subsidiary of Aleris Corporation. Aleris Corporation currently conducts its business and operations through us and our consolidated subsidiaries. As used in this presentation, unless otherwise specified or the context otherwise requires, “Aleris,” “we,” “our,” “us,” “ and the “Company” refer to Aleris International, Inc. and its consolidated subsidiaries. Notwithstanding the foregoing, with respect to the historical financial information and other data presented in this presentation, unless otherwise specified or the context requires, “Aleris,” “we,” “our,” “us,” and the “Company’ refer to Aleris Corporation. We completed the sale of our recycling and specification alloys and extrusions businesses in the first quarter of 2015. We have reported these businesses as discontinued operations for all periods presented, and reclassified the results of operations of these businesses as discontinued operations. Except as otherwise indicated, the discussion of the Company’s business and financial information throughout this presentation refers to the Company’s continuing operations and the financial position and results of operations of its continuing operations. FORWARD-LOOKING INFORMATION Certain statements contained in this presentation are “forward-looking statements” within the meaning of the federal securities laws. Statements under headings with “Outlook” in the title and statements about our beliefs and expectations and statements containing the words “may,” “could,” “would,” “should,” “will,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “look forward to,” “intend” and similar expressions intended to connote future events and circumstances constitute forward-looking statements. Forward-looking statements include statements about, among other things, the pending acquisition of the Company by Zhongwang USA LLC (the “Merger”), future costs and prices of commodities, production volumes, industry trends, anticipated cost savings, anticipated benefits from new products, facilities, acquisitions or divestitures, projected results of operations, achievement of production efficiencies, capacity expansions, future prices and demand for our products and estimated cash flows and sufficiency of cash flows to fund capital expenditures. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the following: (1) our ability to successfully implement our business strategy; (2) the success of past and future acquisitions or divestitures; (3) the cyclical nature of the aluminum industry, material adverse changes in the aluminum industry or our end-uses, such as global and regional supply and demand conditions for aluminum and aluminum products, and changes in our customers’ industries; (4) increases in the cost, or limited availability, of raw materials and energy; (5) our ability to enter into effective metal, energy and other commodity derivatives or arrangements with customers to manage effectively our exposure to commodity price fluctuations and changes in the pricing of metals, especially London Metal Exchange-based aluminum prices; (6) our ability to generate sufficient cash flows to fund our capital expenditure requirements and to meet our debt obligations; (7) competitor pricing activity, competition of aluminum with alternative materials and the general impact of competition in the industry end-uses we serve; (8) our ability to retain the services of certain members of our management; (9) the loss of order volumes from any of our largest customers; (10) our ability to fulfill our substantial capital investment requirements; (11) our ability to retain customers, a substantial number of whom do not have long-term contractual arrangements with us; (12) risks of investing in and conducting operations on a global basis, including political, social, economic, currency and regulatory factors; (13) variability in general economic conditions on a global or regional basis; (14) current environmental liabilities and the cost of compliance with and liabilities under health and safety laws; (15) labor relations (i.e., disruptions, strikes or work stoppages) and labor costs; (16) our internal controls over financial reporting and our disclosure controls and procedures may not prevent all possible errors that could occur; (17) our levels of indebtedness and debt service obligations, including changes in our credit ratings, material increases in our cost of borrowing or the failure of financial institutions to fulfill their commitments to us under committed facilities; (18) our ability to access credit or capital markets; (19) the possibility that we may incur additional indebtedness in the future; (20) limitations on operating our business as a result of covenant restrictions under our indebtedness, and our ability to pay amounts due under the Senior Notes; (21) risks related to the Merger (including the possibility that the merger may not be consummated or, that, if the Merger does close, our stockholders may not realize the anticipated benefits from the Merger) and (22) other factors discussed in our filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Investors, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law. NON-GAAP INFORMATION The non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, commercial margin, and variations thereof) are not measures of financial performance calculated in accordance with U.S. GAAP and should not be considered as alternatives to net income and loss attributable to Aleris Corporation or any other performance measure derived in accordance with GAAP or as alternatives to cash flows from operating activities as a measure of our liquidity. Non-GAAP measures have limitations as analytical tools and should be considered in addition to, not in isolation or as a substitute for, or as superior to, our measures of financial performance prepared in accordance with GAAP. Management believes that certain non-GAAP financial measures may provide investors with additional meaningful comparisons between current results and results in prior periods. Management uses non-GAAP financial measures as performance metrics and believes these measures provide additional information commonly used by the holders of our senior debt securities and parties to the 2015 ABL Facility with respect to the ongoing performance of our underlying business activities, as well as our ability to meet our future debt service, capital expenditure and working capital needs. We calculate our non-GAAP financial measures by eliminating the impact of a number of items we do not consider indicative of our ongoing operating performance, and certain other items. You are encouraged to evaluate each adjustment and the reasons we consider it appropriate for supplemental analysis. See “Appendix.” INDUSTRY INFORMATION Information regarding market and industry statistics contained in this presentation is based on information from third party sources as well as estimates prepared by us using certain assumptions and our knowledge of these industries. Our estimates, in particular as they relate to our general expectations concerning the aluminum industry, involve risks and uncertainties and are subject to changes based on various factors, including those discussed under “Risk Factors” in our filings with the Securities and Exchange Commission. WEBSITE POSTING We use our investor website (investor.aleris.com) as a channel of distribution of Company information. The information we post through this channel may be deemed material. Accordingly, investors should monitor this channel, in addition to following our press releases, Securities and Exchange Commission ("SEC") filings, and public conference calls and webcasts. The content of our website is not, however, a part of this presentation. Forward-Looking and Other Information

3 Third Quarter Overview 3Q Adjusted EBITDA ($M) $53 $46 3Q16 3Q17 Adjusted EBITDA per ton ($/t) $249 $229 3Q16 3Q17  3Q17 Adjusted EBITDA of $46M  Successful completion of complex Lewisport hot mill outage  CALP I in production mode  Improved underlying operating performance offset by lower volume demand – Strong North America operating performance and productivity; favorable metal spreads – Planned extended Lewisport outage had significant one-time impact in the quarter – Slower 3Q / 2H B&C volume – Europe unfavorably impacted by short-term aerospace and automotive headwinds and a weaker U.S. dollar  Executed new LTA with Bombardier with increased volume; others pending Critical accomplishments achieved in third quarter; moving to next phase

4 Key Global End Uses Aleris Volume Drivers 3Q YoY Growth  Demand growth remains strong  HEX volume upside limited by available capacity until 2019 Heat Exchanger 6%  Ongoing industry destocking, weaker than expected volumes  Long-term fundamentals and backlogs remain robust  LTA volume gains should more than offset destocking effect going into 2018 Aerospace (14%)  Continued impact from OEM program timing delays through 3Q17  EU capacity held to support NA  NA ABS shipments began in 4Q17 Automotive (4%)

Key Regional End Uses

		3Q YoY Growth	Aleris Volume Drivers
	N.A. Building & Construction	(13%)	▪ Uneven demand trends after strong start to year ▪ Single family starts trending positively ▪ 2H16 delinquency catch-up contributing to unfavorable YoY comparison
	N.A. Distribution	(9%)	▪ Overall end-use customer demand environment remains favorable ▪ Significant effects from Lewisport hot mill outage
	N.A. Truck Trailer	10%	▪ Better volumes than 3Q16 but cyclical demand remains low ▪ YTD volumes now flat compared to prior year
	EU Regional Commercial Plate & Sheet	(4%)	▪ Focus on value-added product mix ▪ Ongoing uncertainty due to elevated LME prices

5

Lewisport Outage Update

Aleris



Scalper



Reversing Mill



First Wide Coil:
Sep. 5, 2017

- ✓ Widened the scalper
- ✓ Widened the hot mill
- ✓ Upgraded pre-heating equipment
- ✓ Upgraded hot mill controls
- ✓ ABS spec-ready
- ✓ Improved reliability and uptime

- Over 4,000 individual projects successfully completed during ~60-day outage
- Approximately $30M Adjusted EBITDA impact from Lewisport outage in 2017

Complex outage completed; great execution by Lewisport team

6

North America ABS Project Update

Aleris

AUTOMOTIVE BODY SHEET (ABS) PROJECT CAPEX ($M)

2014	2015	2016	2017E	3Q17
$13	$153	$185	$72	$16


NOT ON MY WATCH

Wide Cold Mill



CALP I



CALP II

- First commercial ABS coil recently shipped, focused on additional customer qualifications and contracts
- **Wide Cold Mill:** Provisional acceptance complete
- **CALP I:** Provisional acceptance complete; moved into production mode
- **CALP II:** Commissioning well underway
- Three of four alloys approved by primary OEM; fourth currently in aging process

Automotive expansion on target to hit critical milestones

7

8 Adjusted EBITDA Bridges $46 $5 $53 20 30 40 50 60 Metal Spreads Base Inflation ($6) ($1) Productivity Volume/Mix $1 $3 Price ($8) 3Q16 Commodity Inflation ($1) Currency/ Translation/ Other 3Q17 3Q17 YTD vs. 3Q16 YTD ($M) $162 $12 $11 $164 80 120 160 200 Volume/Mix 3Q16 YTD Currency/ Translation/ Other Metal Spreads Commodity Inflation ($7) Price $0 $5 ($2) ($17) Base Inflation 3Q17 YTD Productivity 3Q17 vs. 3Q16

9 North America Volume (kT) Segment Adjusted EBITDA ($M) 3Q17 Performance 3Q Adjusted EBITDA Bridge ($M) 127 115 3Q17 3Q16 (10%) $18 $21 3Q16 3Q17 Adj. EBITDA / ton $143 $186 $18 $3 $4 $4 $21 10 15 20 25 ($4) 3Q16 Price Volume/Mix Productivity 3Q17 Base Inflation ($3) Commodity Inflation ($1) Metal Spreads  As expected, volume impact from Lewisport outage, uneven B&C demand and an unfavorable comparison period  Improved operational performance contributed to higher Adj. EBITDA and Adj. EBITDA / ton  Favorable metal spread environment with better scrap flows and usage  Improved rolling margins offset by decline in B&C and distribution volumes

10 Ongoing improvement in metal spreads and scrap trends Metal Update $0.30 $0.20 $1.05 $1.10 $1.00 $0.95 $0.90 $0.85 $0.75 $0.80 $0.70 $0.14 $0.22 $0.24 $0.26 $0.28 $0.32 $0.34 $0.36 $0.16 $0.18 Mar 2016 Mar 2017 Dec 2016 Dec 2015 Sep 2015 Jun 2015 Jun 2017 Mar 2015 Dec 2014 Sep 2017 Sep 2016 Jun 2016 1Platts, Aleris Management Analysis, October 2017 Weighted Painted Siding, Mixed Low Copper, Sheet Spread P1020 (left axis) North America Scrap Spreads1

11 $29 $42 20 25 30 35 40 45 3Q16 Volume/Mix ($5) ($2) ($4) Currency/ Translation/ Other ($3) ($0) Price Metal Spreads $1 Productivity $0 Base Inflation Commodity Inflation 3Q17 Europe Volume (kT) Segment Adjusted EBITDA ($M) 3Q17 Performance 3Q Adjusted EBITDA Bridge ($M) 82 78 3Q17 (4%) 3Q16 $42 $29 3Q16 3Q17 Adj. EBITDA / ton $512 $365  Volume and mix lower due to continued aerospace destocking and shift in automotive program timing; partially offset by increased HEX volumes  Higher hardener costs and increased externally purchased slab impacted metal spreads  FX headwinds continue to persist

12 Asia Pacific  Volumes slightly higher than prior year  Lower rolling margins due to increased competition in more commoditized grades of commercial plate  Productivity gains from continued strong operational performance Volume (kT) Segment Adjusted EBITDA ($M) 3Q17 Performance 3Q Adjusted EBITDA Bridge ($M) $3 $1 $1 $1 0 1 2 3 4 5 $0 $4 ($1) $0 ($1) Metal Spreads 3Q17 Volume/Mix 3Q16 Base Inflation Currency/ Translation/ Other Productivity Price Commodity Inflation 7 7 7% 3Q17 3Q16 $3 $4 3Q17 3Q16 Adj. EBITDA / ton $398 $527

13 Cash Flow and LTM Working Capital Net Cash Flow ($M) 76 71 76 21% 19% 21% 50 55 60 65 70 75 80 3Q17 2016 2015 Total LTM Working Capital Days1 1Pro forma for divestitures of Global Recycling and Extrusions businesses 3Q16 3Q17 Cash Provided by Operating Activities $2 $43 Capital Expenditures (74) (57) Other (0) (2) Net Cash Before Financing ($72) ($15)  Higher LME increasing working capital investment  Additional inventory for Lewisport outage and ABS commissioning/qualification Balancing ABS project ramp-up and cash flow Days % of Sales

Capital & Liquidity Overview

Capital Expenditures Summary ($M)[1]



$188
$107
$82
$121
$14
$96
$298
$10
$201
$88
$358
$8
$276
$74
$230-$240[2]
$7
$157
$65-$75
$125
$57
$2
$45
$10
$175
$5
$128
$42
2013
2014
2015
2016
2017E
2018E
3Q17
3Q17 YTD
Other Growth
North America ABS Project & Other Upgrades
Maintenance

[1]Excludes discontinued operations CapEx of $50M, $43M, $15M in 2013-2015
[2]Guidance does not include capitalized interest
[3]Includes $4M of restricted cash for payoff of China Loan Facility
[4]Amounts exclude applicable premiums and discounts
[5]Other excludes $45M of exchangeable notes
[6]See prior SEC filing for applicable reconciliations to GAAP financial measures
[7]Excludes Non-Recourse China Loan Facilities
[8]Secured debt includes outstanding ABL Facility balance and 2021 Secured Notes
Note: Certain amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in these charts and tables

Liquidity Summary ($M)

	9/30/2017
Cash and Restricted Cash[3]	$76
Availability under ABL Facility	206
Liquidity	$281

Capital Structure ($M)

	9/30/2017
Cash and Restricted Cash[3]	$76
ABL	245
Notes[4]	1,240
Non-Recourse China Loan Facilities[4]	174
Other[4,5]	10
Net Debt	$1,593
LTM Adjusted EBITDA[6]	$206
Net Debt / LTM Adj. EBITDA	7.7x
Net Recourse Debt[7] / LTM Adj. EBITDA	6.9x
Net Secured Debt[8] / LTM Adj. EBITDA	5.1x

Capital expenditures ramping down in 2017 and 2018

14

15 Outlook  Fourth quarter 2017 segment income and Adjusted EBITDA expected to be lower than prior year based on continuation of current short-term trends  Commercial shipments from first Lewisport CALP line have recently commenced and will show meaningful ramp up in 2018 based on contracted volumes; residual outage effect complete in 4Q  Improved metal spreads expected to continue to benefit North America  We expect building and construction fundamentals to remain healthy; fourth quarter volumes are expected to be lower due to delinquency reductions in the prior year  Aerospace softness, due to continued supply chain destocking, and automotive model launch delays will continue to impact Europe volumes in the fourth quarter; trends reversing sequentially going into 2018  Weaker U.S. dollar will negatively impact Europe results in the fourth quarter  Strengthening long-term global aerospace presence  We expect liquidity to benefit from customer capacity reservation fees in early 2018

16 Appendix

17 3Q Adjusted EBITDA Reconciliation ($M) For the three months ended For the nine months ended 2017 2016 2017 2016 2017 2016 2017 2016 Adjusted EBITDA $45.5 $53.3 $163.7 $162.3 Adjusted EBITDA $45.50 $53.30 $163.70 $162.30 Unrealized (losses) gains on derivative financial instruments (18.8) 8.8 (1.5) 23.6 Unrealized (losses) gains on derivative financial instruments -18.8 8.8 -1.5 23.6 Restructuring charges (0.9) (0.3) (2.1) (1.8) Restructuring charges -0.9 -0.3 -2.1 -1.8 Unallocated currency exchange losses on debt (1.8) (0.4) (3.1) (1.0) Unallocated currency exchange losses on debt -1.8 -0.4 -3.1 -1 Stock-based compensation expense (0.4) (1.8) (1.5) (5.2) Stock-based compensation expense -0.4 -1.8 -1.5 -5.2 Start-up costs (22.8) (14.1) (52.6) (30.4) Start-up costs -22.8 -14.1 -52.6 -30.4 Unfavorable metal price lag (1.0) (1.2) (3.6) (0.6) Unfavorable metal price lag -1 -1.2 -3.6 -0.6 Loss on extinguishment of debt - - - (12.6) Loss on extinguishment of debt - - - -12.6 Other (1.4) (3.6) (5.1) (3.0) Other -1.4 -3.6 -5.1 -3 EBITDA ($1.6) $40.7 $94.2 $131.3 EBITDA ($1.60) $40.70 $94.20 $131.30 Interest expense, net (32.0) (19.2) (90.4) (58.4) Interest expense, net -32 -19.2 -90.4 -58.4 Provision for income taxes (1.6) (12.3) (25.1) (30.5) Provision for income taxes -1.6 -12.3 -25.1 -30.5 Depreciation and amortization (30.5) (26.2) (82.0) (78.8) Depreciation and amortization -30.5 -26.2 -82 -78.8 Loss from discontinued operations, net of tax - (4.6) - (4.6) Loss from discontinued operations, net of tax - -4.6 - -4.6 Net loss ($65.7) ($21.6) ($103.3) ($41.0) Net loss ($65.70) ($21.60) ($103.30) ($41.00) - COPY IN FROM ER HEREFor the three months ended September 30, For the nine months ended September 30,

3Q Adjusted EBITDA Reconciliation by Segment

Aleris

($M)

	For the three months ended September 30,		For the nine months ended September 30,	
	2017	2016	2017	2016
North America				
Segment income	$19.9	$18.1	$75.2	$69.8
Unfavorable (favorable) metal price lag	1.6	0.1	5.9	(2.6)
Segment Adjusted EBITDA[1]	$21.4	$18.2	$81.1	$67.2
Europe				
Segment income	$28.4	$40.7	$101.7	$113.8
Unfavorable (favorable) metal price lag	0.1	1.1	(0.5)	3.1
Segment Adjusted EBITDA[1]	$28.5	$41.7	$101.2	$116.9
Asia Pacific				
Segment income	$4.3	$2.8	$10.0	$6.2
Favorable metal price lag	(0.6)	-	(1.8)	-
Segment Adjusted EBITDA	$3.7	$2.8	$8.3	$6.2

[1]Amounts may not foot as they represent the calculated totals based on actual amounts and not the rounded amounts presented in this table

18

19 3Q Adjusted EBITDA Per Ton Reconciliation ($M, except per ton measures, volume in thousands of tons) 1See prior slides for a reconciliation to the applicable GAAP financial measures For the three months ended For the nine months ended 2017 2016 2017 2016 30-Sep-17 30-Sep-16 30-Sep-17 30-Sep-16 Metric tons of finished product shipped: Metric tons of finished product shipped: North America 115.3 127.5 361.9 376.7 North America 115.3 127.5 361.9 376.7 Europe 78.2 81.5 240.4 250.9 Europe (1) 78.2 81.5 240.4 250.9 Asia Pacific 7.1 6.6 19.4 16.9 Asia Pacific 7.1 6.6 19.4 16.9 Intra-entity shipments (1.8) (1.9) (4.5) (4.5) Intersegment shipments -1.8 -1.9 -4.5 -4.5 Total metric tons of finished product shipped 198.8 213.7 617.2 640.0 Total metric tons of finished product shipped 198.8 213.7 617.2 640 Segment Adjusted EBITDA: 1 Segment Adjusted EBITDA: North America $21.4 $18.2 $81.1 $67.2 North America $21.40 $18.20 $81.10 $67.20 Europe 28.5 41.7 101.2 116.9 Europe 28.5 41.7 101.2 116.9 Asia Pacific 3.7 2.8 8.3 6.2 Asia Pacific 3.7 2.8 8.3 6.2 Corporate (8.1) (9.4) (26.9) (28.0) Corporate -8.1 -9.4 -26.9 -28 Total Adjusted EBITDA $45.5 $53.3 $163.7 $162.3 Total Adjusted EBITDA $45.50 $53.30 $163.70 $162.30 Segment Adjusted EBITDA per metric ton shipped: Segment Adjusted EBITDA per metric ton shipped: North America $185.8 $142.7 $224.1 $178.4 North America $185.80 $142.70 $224.10 $178.40 Europe 364.7 511.7 420.8 466.0 Europe 364.7 511.7 420.8 466 Asia Pacific 525.5 422.8 425.0 367.9 Asia Pacific 525.5 422.8 425 367.9 Aleris Corporation 229.1 249.4 265.1 253.7 Aleris Corporation 229.1 249.4 265.1 253.7 * Result is not meaningful. (1) Finished product shipped excludes slab and billet sales from the Voerde and Koblenz cast houses. For the three months ended September 30, For the nine months ended September 30,

20 Robust risk management discipline minimizes commodity price exposure Metal Hedging Practices  Pass through pricing and tolling  Minimize inventory levels  Sell 100% of open inventory forward  LME and regional premium volatility (inventory exposure) Risk Impact Mitigation Strategy  Lowers margin volatility  Minimizes earnings impact  Risk limited to turn of inventory (“metal lag”)  Match sales with physical purchases or LME forwards  Attempt to minimize LT fixed price sales  Forward price sales  Locks in rolling margin  Reduces multiyear dated derivatives Adjusted EBITDA vs. Metal price lag Adj. EBITDA including metal lag $40 $48 $61 $52 $47 $54 $62 $45 (–) Income / (expense) from metal price lag 1 4 (3) (1) 4 2 (5) (1) Adj. EBITDA as reported $39 $45 $65 $53 $43 $52 $66 $46 4Q 2015 1Q 2016 2Q 2016 3Q 2016 4Q 2016 1Q 2017 2Q 2017 3Q 2017 Metal price lag impact on gross profit $0 $11 $6 $8 $8 $22 $8 ($5) (+) Realized (losses) / gains on metal derivatives 1 (7) (9) (9) (5) (19) (12) 4 Favorable / (unfavorable) metal price lag net of realized derivative gains / losses $1 $4 ($3) ($1) $4 $2 ($5) ($1)